UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                   ______________________


                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of report (Date of earliest event reported): September
14, 2005

                  PARK ELECTROCHEMICAL CORP.
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(Exact Name of Registrant as Specified in Charter)


          New York               1-4415          11-1734643
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(State or Other Jurisdiction   (Commission   (IRS Employer
     of Incorporation)        File Number)   Identification No.)


48 South Service Road, Melville   New York           11747
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(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code (631) 465-3600
                                                   ---------------
                          Not Applicable
                          --------------
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under  the
      Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under  the
      Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule  14d-
      2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule  13e-
      4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 5.02 Departure  of  Directors  or  Principal  Officers;
          Election  of  Directors; Appointment of  Principal
          Officers.

      (c) On July 14, 2005, Park Electrochemical Corp. (the "Company") appointed James W. Kelly as its principal accounting officer. Mr. Kelly is 49 years old and is currently the Vice President, Taxes and Planning of the Company. He was appointed Vice President, Taxes and Planning in March 2001. He had been Director of Taxes of the Company since May 1997. There is no family relationship between Mr. Kelly and any director or other officer of the Company. Mr. Kelly, and each other officer of the Company, serves at the pleasure of the Board of Directors of the Company. As of May 25, 2005, the record date for the annual meeting of shareholders of the Company held on July 20, 2005, Mr. Kelly was the beneficial owner of 28,447 shares of common stock of the Company.



                          SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PARK ELECTROCHEMICAL CORP.



Date: September 16, 2005     By:/s/Stephen E. Gilhuley
                             -----------------------------
                             Name: Stephen E. Gilhuley
                            Title: Senior Vice President,
                                   Secretary and General Counsel